Exhibit 10.35

AMENDMENT NO. 2 TO THE

SECURITYHOLDERS AGREEMENT

AMENDMENT NO. 2 (this “Amendment”), dated as of May 25, 2007, to the Securityholders Agreement (as defined below) by BCO Holding Company (as such entity has since been renamed “BWAY Holding Company”), a Delaware corporation (the “Company”).

WHEREAS, the Company, Kelso Investment Associates VI, L.P. (“KIA VI”), KEP VI, LLC (“KEP VI”; and, together with KIA VI, “Kelso”), Magnetite Asset Investors III L.L.C. (the “Outside Investor”), Warren J. Hayford (“WJH”), Mary Lou Hayford (“MLH”; and together with WJH, the “Hayfords”), Jean-Pierre Ergas (“JPE”), Thomas N. Eagleson, Kevin C. Kern, Jeffrey M. O’Connell and Kenneth M. Roessler (collectively, together with JPE, the “Management Securityholders”; and together with the Hayfords, the “Continuing Securityholders”) have heretofore entered into the Securityholders Agreement, dated as of February 7, 2003, as amended by Amendment No. 1 thereto dated July 7, 2004 (as so amended, the “Securityholders Agreement”). The Continuing Securityholders, together with the Outside Investor, are hereinafter referred to as the “Non-Kelso Securityholders”, and the Non-Kelso Securityholders, together with Kelso, are hereinafter referred to as the “Securityholders”.

WHEREAS, the Company wishes to amend Section 15.3 of the Securityholders Agreement; and

WHEREAS, pursuant to Section 14 of the Securityholders Agreement, the Company (i) has obtained the written consent of Kelso, the Hayfords and JPE and (ii) upon effectiveness of this Amendment, the Company will promptly notify all of the Securityholders of this Amendment.

NOW, THEREFORE, the Company hereby agrees as follows:

1. Amendment to Section 15.3. Section 15.3 of the Securityholders Agreement is hereby amended to read in its entirety as follows:

Any Securityholder who ceases to own Securities or any interest therein, shall cease to be a party to, or Person who is subject to, this Agreement and thereafter shall have no rights or obligations hereunder, provided, however, that a Transfer of Securities not explicitly permitted under this Agreement shall not relieve a Non-Kelso Securityholder of any of his or her obligations hereunder. This entire Agreement shall terminate and be of no further force and effect (i) on an IPO and (ii) on a sale of Common Stock by Kelso to a Third Party Investor, whether in a stock sale transaction, merger or otherwise, (a) following which sale a majority of the issued and outstanding shares of the Common Stock are owned by Third Party Investors and (b) in which sale the Non-Kelso Securityholders have been afforded a right to participate pursuant to Section 6.1, whether or not the Non-Kelso Securityholders in fact exercise such right.

2. References. Each reference in the Securityholders Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import referring to the Securityholders Agreement shall mean and be a reference to the Securityholders Agreement as amended by this Amendment. This Amendment shall not constitute an amendment or waiver of any provision of the Securityholders Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action that would require an amendment, waiver or consent except as expressly stated herein. The Securityholders Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is in all respects ratified and confirmed hereby.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Amendment.

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IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the date first written above.

BWAY HOLDING COMPANY

By:	/s/ Jeffrey M. O’Connell
Name:	Jeffrey M. O’Connell
Title:	Vice President, Treasurer and Secretary

As required pursuant to Section 14 of the Securityholders Agreement, the undersigned hereby consent to this Amendment, dated as of May 25, 2007.

KELSO INVESTMENT ASSOCIATES VI, L.P.

By:	Kelso GP VI, LLC
its general partner

By:	/s/ Frank T. Nickell
Name:	Frank T. Nickell
Title:	Managing Member

KEP VI, LLC

By:	/s/ Frank T. Nickell
Name:	Frank T. Nickell
Title:	Managing Member

/s/ Warren J. Hayford Warren J. Hayford

/s/ Warren J. Hayford, Attorney-in-fact Mary Lou Hayford

/s/ Jean-Pierre Ergas Jean-Pierre Ergas